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                                                                  Exhibit 10.79


                       FIRST AMENDMENT TO LEASE SCHEDULES


          MASTER PROPERTY LEASE AGREEMENT NO. 943 DATED MARCH 29, 1994
                       SCHEDULES NOS. 1 AND 4 THROUGH 59
               DATED FROM MARCH 29, 1994 THROUGH JANUARY 1, 1995



     The Initial Term of the Lease for the Units covered by the Schedules Nos. 1 and 4 through 59 to the Master Property Lease Agreement No. 943, is hereby extended beyond the original expiration date of August 31, 1997, such that the lease term will continue through NOVEMBER 30, 1999.

     The rent per month during the extended term, beginning December 1, 1997 and continuing through November 30, 1999, shall be $25,031.31, plus applicable taxes.

     The rental payments during the extended lease term shall be made monthly in advance on the first day of each month, beginning on December 1, 1997.

     Section 6 of the Lease Schedules shall be replaced with the following new
Section 6:

     Provided that the Lease has not been terminated and that no Event of Default or event which, with notice or lapse of time or both, would become an Event of Default shall have occurred and be continuing, and provided that all rents and other payments due under the Lease shall have been paid, title to the Units covered by the schedules for Equipment under the Lease shall pass to Lessee at the end of the extended lease term.

     Except as specifically amended hereby, Schedules Nos. 1 and 4 through 59 shall be and remain in full force and effect.

     This Amendment has been entered into, and is made a part of the above referenced Schedules, as of October 29, 1997.

ARRIS PHARMACEUTICAL                    HAMBRECHT & QUIST
CORPORATION                             GUARANTY FINANCE, LLC

By: /s/ Frederick Ruegsegger            By: /s/ Donald M. Campbell
    ---------------------------             --------------------------
Name: Frederick Ruegsegger              Name: Donald M. Campbell
      -------------------------               ------------------------
Title: VP & CFO                         Title: Chief Executive Officer
       ------------------------                -----------------------



     First Amendment to Schedules Nos. 1 and 4-59 to Master Property Lease
                               Agreement No. 943